UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2007

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)

9790 Gateway Drive Reno, Nevada (Address of Principal Executive Offices)	89521 (Zip Code)

(888) 682-6671
(Registrant’s telephone number including area code)

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Information

Section 2 – Financial Information

On November 13, 2007, Employers Holdings, Inc. (“EHI” or the “Company”) issued a press release announcing results for the third quarter ended September 30, 2007. The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 to this Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

99.1	Employers Holdings, Inc. press release, dated November 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Dated: November 13, 2007

Exhibit Index

Exhibit No.	Exhibit
99.1	Employers Holdings, Inc. press release, dated November 13, 2007.